Exhibit 99.1
                         AMERICAN FINANCIAL GROUP, INC.
                                   ("Company")

                                  Common Stock

                                 TERMS AGREEMENT
                                 ---------------

                                                           December 14, 2000

To:  The Representatives of the Underwriters identified herein


Dear Sirs:

         The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed or incorporated by reference as an exhibit to the Company's registration statement on Form S-3 (No. 333-81903) ("Underwriting Agreement"), the following securities ("Offered Securities") on the following terms:

                  Title: Common Stock

                  Number of Shares:  7,250,000 (the "Firm Shares")

                  Over-allotment: In addition, upon written notice from Credit Suisse First Boston Corporation ("CSFB") given to the Company from time to time not more than 30 days subsequent to the date hereof, the Underwriters may purchase up to 1,087,500 additional shares of Common Stock (the "Optional Shares") at the Purchase Price. The Company agrees to sell to the Underwriters the Optional Shares, and the Underwriters agree, severally and not jointly, to purchase such Optional Shares. Such Optional Shares shall be purchased for the account of each Underwriter in the same proportion as the Number of Shares set forth opposite such Underwriter's name on Schedule A hereto (subject to adjustment by CSFB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares. No Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Company. It shall be a condition to the closing with respect to any Optional Shares (each, an "Optional Closing") that the Underwriters receive the documents contemplated by Section 5 of the Underwriting Agreement, but dated the date of such Optional Closing and dealing with the Optional Shares being sold at such Optional Closing.
                  Listing: New York Stock Exchange.

                  Purchase Price:  $18.595 per share.

                  Expected Reoffering Price: $19.625 per share, subject to change by the Representatives.

                  Closing for the Firm Shares: 10:00 A.M. on December 20, 2000, at the offices of Dewey Ballantine LLP, New York, New York, in Federal (same day) funds.
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                  Blackout:  Until 90 days after the Closing Date.

                  Lockup: The Company shall furnish to the Underwriters a letter, in form acceptable to the Representatives, from each executive officer and director of the Company in which each such person agrees not to offer, sell, contract to sell, announce an intention to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock (including shares of Common Stock received upon exercise of stock options) or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter any such transaction, swap, hedge or other arrangement, without the prior written consent of CSFB for a period of 90 days after the Closing Date; provided, however, that (i) any shares of Common Stock that are acquired by an executive officer or director in the open market shall not be subject to the aforementioned agreement and (ii) any executive officer or director may transfer shares of Common Stock to a family member, trust or other entity under such person's control but only in the event that the recipient has first agreed in writing to be bound by the aforementioned agreement.

                  NAME AND ADDRESS OF LEAD UNDERWRITER:

                  Credit Suisse First Boston Corporation
                  Attn: Transactions Advisory Group
                  Eleven Madison Avenue
                  New York, New York 10010-3629

                  NAMES OF THE REPRESENTATIVES:

                  Credit Suisse First Boston Corporation
                  Bear, Stearns & Co. Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

                  The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  The  provisions  of the  Underwriting  Agreement,  attached as
Exhibit 1 hereto, are incorporated herein by reference.

                  The Offered Securities will be made available for checking and packaging at the office of CSFB at least 24 hours prior to the Closing Date.

                  For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" in the prospectus supplement, the information contained in the ninth paragraph under the caption "Underwriting" in the prospectus supplement relating to stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids, and the information contained in the tenth paragraph under the caption "Underwriting" in the prospectus supplement relating to potential online prospectus supplement availability and internet distributions.


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                  If the foregoing is in accordance with your  understanding  of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         AMERICAN FINANCIAL GROUP, INC.


                                         By:FRED J. RUNK
                                            -----------------------------------
                                            Fred J. Runk
                                            Senior Vice President and Treasurer

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.


     CREDIT SUISSE FIRST BOSTON CORPORATION

     BEAR, STEARNS & CO. INC.

     MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

Acting on behalf of themselves and as the Representatives of the several Underwriters.


     By: CREDIT SUISSE FIRST BOSTON CORPORATION


     By: ALEJANDRO PRZYGODA
        --------------------
         Alejandro Przygoda
         Director









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                                   SCHEDULE A

                                                                   Number
                                                                     of
     Underwriter                                                   Shares
     -----------                                                 ---------
Credit Suisse First Boston Corporation......................     2,990,000
Bear, Stearns & Co. Inc.....................................     1,740,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........     1,740,000
Advest, Inc.................................................        60,000
Banc of America Securities LLC..............................        60,000
Conning & Company...........................................        60,000
Dowling & Partners Securities LLC...........................        60,000
Fox-Pitt, Kelton Inc........................................        60,000
Invemed Associates LLC......................................        60,000
Keefe, Bruyette & Woods, Inc................................        60,000
McDonald Investments Inc....................................        60,000
Morgan Keegan & Company, Inc................................        60,000
Prudential Securities Incorporated..........................        60,000
Salomon Smith Barney Inc....................................        60,000
UBS Warburg LLC.............................................        60,000
Wasserstein Perella Securities, Inc.........................        60,000
                                                                 ---------
  Total.....................................................     7,250,000
                                                                 =========


















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